UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2005

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                                 iPAYMENT, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-50280
                            (Commission File Number)

                                   62-1847043
                     (I.R.S. Employer Identification Number)

                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)

                                 (615) 665-1858
              (Registrant's telephone number, including area code)

                                       N/A
              (Name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01    Regulation FD Disclosure

     Attached hereto is a press release, dated July 22, 2005, titled, "Special Committee of iPayment, Inc. Determines $38 Proposal Undervalues Company; Daily Withdraws Proposal; Special Committee Initiates Process to Explore Possible Sale or Recapitalization Transaction."

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01    Financial Statements and Exhibits

(c) The following items are filed as exhibits to this report:

       99.1 Press release, dated July 22, 2005, titled, "Special Committee of iPayment, Inc. Determines $38 Proposal Undervalues Company; Daily Withdraws Proposal; Special Committee Initiates Process to Explore Possible Sale or Recapitalization Transaction."




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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           iPAYMENT, INC.

                                           By: /s/ Clay Whitson
                                               ---------------------------------
                                               Name: Clay Whitson
                                               Title: Director, Chief Financial
                                               Officer and Treasurer




Dated: July 22, 2005




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


                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

       99.1 Press release, dated July 22, 2005, titled, "Special Committee of iPayment, Inc. Determines $38 Proposal Undervalues Company; Daily Withdraws Proposal; Special Committee Initiates Process to Explore Possible Sale or Recapitalization Transaction."




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